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                                                                    Exhibit 10.7

                              DATED 2nd April 1998



                            JC No 3 (UK) LIMITED and
                     FLEET STREET SQUARE MANAGEMENT LIMITED

                                     - and -

                        GOLDMAN SACHS PROPERTY MANAGEMENT

                                     - and -

                               ITOCHU CORPORATION

                                     - and -

                          THE GOLDMAN SACHS GROUP, L.P.



                                    AGREEMENT

                         relating to Developer's Fit Out
                             Works to be carried out
                               at 120 Fleet Street
                                     London




                               LINKLATERS & PAINES
                                 One Silk Street
                                 London EC2Y 8HQ

                             TEL: (+44) 171 456 2000


                                     Ref:AM



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THIS AGREEMENT is made the 2nd day of April 1998

BETWEEN:-

(1) JC No 3 (UK) LIMITED and FLEET STREET SQUARE MANAGEMENT LIMITED together trading as FLEET STREET PARTNERSHIP ("FSP") both of 76 Shoe Lane London EC4A 3JB

(2) GOLDMAN SACHS PROPERTY MANAGEMENT whose registered office is at Peterborough Court 133 Fleet Street London EC4A 2BB ("GSPM")

(3) ITOCHU CORPORATION of 5-1, Kita-Aoyama 2-chome, Minato-ku, Tokyo 107.8077, Japan ("Itochu"); and

(4) THE GOLDMAN SACHS GROUP, L.P. of 88 Broad Street New York New York 10004 ("GSGLP")

WHEREBY IT IS AGREED AS FOLLOWS:-

WHEREAS:

(A) FSP is to carry out the Developer's Fit Out Works at its own cost and in accordance with the provisions of the Agreement for Lease and this Agreement.

(B) The Tenant is to carry out the Tenant's Fit Out Works at its own cost and subject to and in accordance with the provisions of the Agreement for Lease and this Agreement.

(C) FSP has agreed that the Tenant is to provide the design for the Fit Out Works in accordance with the provisions of the Agreement for Lease.

(D) FSP has agreed to employ GSPM as its contractor to carry out the Developer's Fit Out Works.

1      DEFINITIONS AND INTERPRETATION

1.1 In this Agreement (including the Recitals) unless the context otherwise requires expressions defined in the Agreement for Lease (as defined below) shall have the same meanings herein and additionally the following words or expressions shall have the following meanings:-

       1.1.1 AGREEMENT FOR LEASE means the Agreement for Lease of even date herewith made between FSP (1) Goldman Sachs International (2) Restamove Limited (3) GSGLP (4) and Itochu (5);

       1.1.2 DEVELOPER'S FIT OUT WORKS shall have the meaning ascribed thereto in Clause 2.2;

       1.1.3 TENANT'S FIT OUT WORKS means (i) Fit Out Works which are not Developer's Fit Out Works and (ii) other Fit Out Works which are not implemented by FSP (or on its behalf);

       1.1.4 MAXIMUM SUM means the amount which equals the aggregate of the Developer's Commitment and the Developer's Cap;

1.2    In this Agreement unless the context otherwise requires:-

       1.2.1 The words importing the masculine gender only shall include the feminine gender and neuter meaning and vice versa and words importing the singular number shall include the plural number and vice versa and all references to a Clause or Schedule shall mean a Clause or Schedule of this Agreement;

       1.2.2 Title and headings to Clauses are for convenience only and shall not be construed in or affect the interpretation of this Agreement;


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       1.2.3  Words importing persons shall include firms companies and corporations and vice versa;

       1.2.4 Covenants given by FSP where FSP comprises more than one person shall be construed as made by all such persons jointly and severally.

2      FIT OUT WORKS


2.1 FSP hereby appoints GSPM and GSPM hereby agrees to implement for FSP the installation of:

              (i) items comprised in the Fit Out Category A Works which are included in the Developer's Fit Out Works up to a cost not exceeding to the Developer's Commitment (as reduced from time to time in accordance with Clause 20.1A of the Agreement for Lease); and

              (ii) items comprised in the Fit Out Category B Works which are included in the Developer's Fit Out Works up to a cost not exceeding the Developer's Cap (as reduced from time to time in accordance with Clause 20.1B of the Agreement for Lease).

       In determining whether the Developer's Commitment or the Developer's Cap is reached for the purposes of (i) or (ii) above, any part of the cost of the items referred to in (i) or (ii) which represents VAT shall be disregarded.


2.2    Developer's Fit Out Works shall include the following items

              FIT OUT CATEGORY A WORKS

              (i) items costing no more in aggregate than the Developer's Commitment being

                     (a) items comprised in the Fit Out Category A Works which constitute fixtures for the purposes of Chapter VI, Part II of the Capital Allowances Act 1990;

                     (b) (if the aggregate cost of all the items referred to in (i)(a) above is less than the Developer's Commitment) items (costing no more in aggregate than the difference) comprised in the Fit Out Category A Works, not being items which fall within (i)(a) above, which constitute machinery or plant for capital allowances purposes; or

                     (c) (if the aggregate cost of all the items referred to in (i)(a) and (i)(b) above is less than the Developer's Commitment) items (costing no more in aggregate than the difference) comprised in the Fit Out Category A Works which do not fall within (i)(a) or (i)(b) above; and

              FIT OUT CATEGORY B WORKS

              (ii) items costing no more in aggregate than the Developer's Cap being:

                     (a) items comprised in the Fit Out Category B Works, not being furniture or IT infrastructure, which constitute fixtures for the purposes of Chapter VI,
                            Part II of the Capital Allowances Act 1990;

                     (b) (if the aggregate cost of all the items referred to in (ii)(a) above is less than the Developer's Cap) items (costing no more in aggregate than the difference) comprised in the Fit Out Category B Works, not being items which fall within (ii)(a) above or furniture or IT infrastructure, which constitute machinery or plant for capital allowances purposes; or


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                     (c)    (if the aggregate cost of all the items referred to
                            in (ii)(a) and (ii)(b) above is less than the Developer's Cap) items (costing no more in aggregate than the difference) comprised in the Fit Out Category B works, not being furniture or IT infrastructure, which do not fall within (ii)(a) or
                            (ii)(b) above.

              References to the "cost" of any item referred to in this Clause
              2.2 do not include a reference to any part of such cost which represents VAT.

3      DEVELOPER'S FIT OUT WORKS


3.1    ACCESS FOR DEVELOPER'S FIT OUT WORKS

       Subject to the other relevant provisions of this Agreement and the Agreement for Lease FSP shall grant GSPM its contractors agents advisers workmen and others engaged in the execution of the Developer's Fit Out Works access to the Building by way of licence only in common with FSP and others at all times (subject as hereinafter mentioned) with effect from Shell & Core Substantial Completion Date for the purpose of the commencement and execution (where all necessary consents and Approvals have been obtained) of the Developer's Fit Out Works.


3.2    DESIGN OF DEVELOPER'S FIT OUT WORKS

       GSPM shall procure that the Developer's Fit Out Works shall be designed with reasonable skill and care and if carried out shall be carried out and completed:-

       3.2.1 in a good substantial and workmanlike manner in accordance with the plans, drawings and specifications approved by FSP and according to good building practice as generally accepted at the date of the works being carried out according to standards of good design practice as at the date of design of the works;

       3.2.2 using materials goods and equipment as set out in any specifications relating to the Developer's Fit Out Works and otherwise using good quality materials (if not so specified);

       3.2.3 in accordance with any relevant Approvals, the relevant terms of this Agreement and all relevant codes of practice and regulations of relevant professional institutes applying at the time of carrying out of the Developer's Fit Out Works.

       3.2.4 in respect of the Fit Out Category A Works which are included in the Developer's Fit Out Works to be implemented for FSP on the floors to be let pursuant to the Basement to Level 4 Lease within 24 months of the Shell & Core Substantial Completion Date and in respect of the Fit Out Category A Works on the floors to be let pursuant to the Level 5 Lease, the Level 6 Lease, the Level 7 Lease and the Level 8 Lease within 48 months of such Date; and

       3.2.5 so that the Tenant obtains a Fire Certificate for the Demised Premises.

3.3    COMPLIANCE WITH SITE REGULATIONS

       GSPM shall itself, and shall use all reasonable endeavours to procure that the Fit Out Professional Firms and the Fit Out Building Contractor and all other parties instructed by or acting for GSPM in relation to the Developer's Fit Out Works comply with the Site Regulations.

3.4    APPROVAL OF FIT OUT METHOD STATEMENT

       As soon as reasonably practicable and in any event not less than one month prior to the anticipated Shell & Core Substantial Completion Date and not less than one month prior to commencement of the Developer's Fit Out Works GSPM after consultation with FSP shall submit to FSP for and obtain FSP's approval to the detailed method statement (a "METHOD STATEMENT")


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       in writing (which approval shall not be unreasonably withheld or delayed). The Method Statement shall contain the following information;

       3.4.1 details of the Fit Out Professional Firms the Fit Out Building Contractor and the Fit Out "Principal Contractor" (as defined in the CDM Regulations) for the design overseeing and carrying out of each part of the Developer's Fit Out Works;

       3.4.2 details of the manner in which GSPM will structure the responsibilities of the professional team and contractors and sub-contractors engaged in connection with the carrying out of the Developer's Fit Out Works;

       3.4.3 proposals for liaison co-ordination and co-operation between FSP, the Deveoper's Senior Managers, the Base Building Contracting Team, and the Fit Out Professional Firms and the Fit Out Building Contractor and the Tenant's Senior Managers; and

       3.4.4 proposals for the storage on-site of the materials and equipment intended for incorporation in the Developer's Fit Out Works.

       Provided that FSP shall be entitled to refuse entry or access to the Demised Premises pursuant to the access to be granted under Clause 4.1 until the Method Statement shall have been approved as aforesaid by FSP.

3.5    COMPLIANCE BY GSPM WITH CERTAIN REQUIREMENTS

       Upon entering the Demised Premises or any other part of the Development Site GSPM will itself and will use all reasonable endeavours to procure that its contractors agents advisers and workmen will at all times:-

       3.5.1 comply in all respects with the provisions of the Method Statement approved pursuant to the provisions of Sub-Clause 3.4 of this Clause as the same may be added to amended or varied from time to time as permitted by this Agreement;

       3.5.2 keep free and unobstructed all escape routes in relation to the Development Site and instruct vehicles visiting it in connection with the Developer's Fit Out Works to go directly to designated unloading points and leave the Development Site promptly upon unloading being completed;

       3.5.3 where appropriate consult and thereafter comply in all proper respects with the proper requirements of the Police and all relevant statutory authorities in respect of the delivery of materials for use in connection with the Developer's Fit Out Works;

       3.5.4 comply in all respects and for all purposes with the safety and floor loading requirements comprised in the Base Building Specification;

       3.5.5 (save to the extent approved by reason of FSP's approval of the Fit Out Works) not to damage or cause or permit its servants agents or contractors or any other persons to damage the Base Building Works and not to make or instruct to be made by any such persons any connections with or to any installation forming part of the Base Building Works (other than any which form part of the Developer's Fit Out Works and then in conformity with the other provisions of the Agreement for Lease and this Agreement without the prior approval of FSP to such connections (which approval shall not be unreasonably withheld or delayed); and

       3.5.6 comply in all respects with any relevant insurers and legislation in respect of safety health and welfare and reasonably safety requirements of FSP.

       3.5.7 comply in all respects with all the obligations on the part of the Tenant contained in the Agreement for Lease relating to the Developer's Fit Out Works


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3.6    DEVELOPER'S RIGHT TO INSPECT

       GSPM shall at all reasonable times permit FSP and its nominated representative to inspect the progress and manner of execution of the Developer's Fit Out Works on reasonable prior notice and subject to the reasonable and proper safety requirements imposed by GSPM and/or the Fit Out Building Contractor.

3.7    RESPONSIBILITY FOR CLAIMS

       If any action claim demand or similar matter (each a "CLAIM") is brought made or asserted by any person in respect of any noise dust vibration nuisance disturbance loss of amenity interference with access or egress connected with the Development Site or the carrying out of works or otherwise then as between FSP and GSPM;

       3.7.1 the party receiving notice of a Claim shall provide the other with full details and shall take all reasonable steps to defend the Claim;

       3.7.2 neither FSP nor GSPM shall settle or compromise any Claim whilst both the Base Building Works and the Developer's Fit Out Works are proceeding without the prior approval of the other (such approval not to be unreasonably withheld);

       3.7.3 if the Base Building Works and the Developer's Fit Out Works are both proceeding at the time of such Claim FSP and GSPM shall as between themselves share rateably in any liability according to their relative contributions to the matter complained of: and

       3.7.4 if only the Developer's Fit Out Works are proceeding at the time of such Claim GSPM shall be solely liable and GSPM shall indemnify FSP (with the intention of putting FSP in the same after-tax position it would have been in had the matter giving rise to the indemnification not arisen) for any claim against it provided that FSP shall not settle compromise or admit liability for such claim without GSPM's prior written consent (such consent not to be unreasonably withheld or delayed.

3.8    EARLY ACCESS

       Notwithstanding the provisions of this Clause 3 if by the Target Date FSP shall not have achieved Shell & Core Substantial Completion but in respect of computer areas plant areas and other areas reasonably requested by the Tenant the Base Building Works are complete in accordance with the normal standards applied by architects except for items omitted at the request of the Tenant FSP shall (subject to payment in full by GSPM or the Tenant of FSP's associated costs in accordance with Clause 40 of the Agreement for Lease) facilitate the early access for initial fitting out by GSPM in such areas upon such terms as to access as are set out in clause 16.11 of the Agreement for Lease

4      GSPM INDEMNITY

       GSPM shall in respect of the Developer's Fit Out Works and without prejudice to any other obligation on its part herein contained keep FSP fully and effectually indemnified (with the intention of putting FSP in the same after-tax position it would have been in had the matter giving rise to the indemnification not arisen) against:-

4.1 any breach by GSPM or its servants or agents of the conditions or requirements imposed or implied by the Approvals and any other permission or licence granted (on the application of or on behalf of the Tenant) for or otherwise pursuant to the terms of this Agreement for the execution of the Developer's Fit Out Works; and

4.2 all claims actions damages demands losses expenses costs and other liabilities whatsoever suffered by FSP which arise out of the carrying out of the Developer's Fit Out Works (other than FSP's obligations to make payments under this Agreement);


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       and will make good forthwith to the satisfaction of FSP any damage or injury caused by GSPM (or by anyone for whom GSPM is responsible) to the Building or the Demised Premises or to the Base Building Works any other part of the Development Site or to the property of FSP or any of its servants agents licencees or workmen.

5      PAYMENTS BY FSP

5.1 GSPM shall not later than six months after the issue of the Certificate of Completion of Fit Out Works produce to FSP a statement (the "STATEMENT") showing (inter alia) the VAT-exclusive cost of each item comprised in the Fit Out Works. The Statement shall contain a reasonably detailed breakdown of such items.

5.2 The format and level of detail to be provided in the Statement shall be agreed between GSPM and FSP as if part of the process under which the Tenant is to obtain the Developer's approval of the Fit Out Works in accordance with clause 15 of the Agreement for Lease and as if such clause applied (mutatis mutandis) to this Agreement for such purposes.

5.3 FSP shall no later than [25] Working Days after receipt of the Statement serve a notice (the "DEVELOPER'S NOTICE") on GSPM confirming all items included in the Developer's Fit Out Works which have been implemented by GSPM for FSP.

5.4 Subject to the provisions of Clause 2.1 and 5.5, the consideration payable by FSP to GSPM for implementing the Developer's Fit Out Works for FSP is an amount equal to the aggregate VAT-exclusive cost set out in the Statement against the items referred to in the Developer's Notice.

5.5    For the avoidance of doubt:

              (i) the consideration payable by FSP to GSPM for implementing items comprised in the Fit Out Category A Works which are included in the Developer's Fit Out Works shall not exceed the Developer's Commitment (as reduced from time to time in accordance with Clause 20.1A of the Agreement for Lease); and

              (ii) the consideration payable by FSP to GSPM for implementing items comprised in the Fit Out Category B Works which are included in the Developer's Fit Out Works shall not exceed the Developer's Cap (as reduced from time to time in accordance with Clause 20.1 B of the Agreement for Lease).

5.6 With effect from the Shell & Core Substantial Completion Date until the day when all the Developer's Fit Out Works which GSPM has been appointed to implement for FSP are completed or the aggregate of all sums (excluding any part thereof which represents VAT) paid under this Clause
       5.6 is equal to the Maximum Sum (whichever is the earlier), FSP shall on the first Working Day of each month pay GSPM on account of the consideration payable by FSP to GSPM under Clause 5.4 the sum of (pound)3,000,000 (except that, in the case of the last such payment, the sum shall be such amount as equals the difference between the aggregate of all sums (excluding any part thereof which represents VAT) then paid under this Clause 5.6 and the Maximum Sum).

5.7 GSPM shall within 15 Working Days of service of the Developer's Notice issue a final invoice (the "INVOICE") to FSP showing (inter alia) the total VAT-exclusive amount (which for the avoidance of doubt shall not exceed the Maximum Sum) charged to FSP in respect of all the items referred to in the Developer's Notice. The Invoice shall show the cost breakdown of the items covered at the level of detail shown in the Statement.

5.8 To the extent that the total VAT-exclusive amount shown in the Invoice is in excess of the aggregate of all sums (excluding any part thereof which represents VAT) previously paid by FSP to GSPM under Clause 5.6 then (and subject always to the provisions of Clauses 2.1 and 5.5) FSP shall within 10 Working Days of the date of the Invoice pay to GSPM an amount equal to the


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       excess. To the extent that the aggregate of all sums (excluding any part thereof which represents VAT) previously paid by FSP to GSPM under Clause
       5.6 is in excess of the total VAT-exclusive amount shown in the Invoice, then GSPM shall on issuing the Invoice repay to FSP (or pay to such person as FSP shall direct) an amount equal to the excess. For the avoidance of doubt, no payment shall be made by either party if and to the extent that the total VAT-exclusive amount shown in the Invoice is equal to the aggregate of all sums (excluding any part thereof which represents VAT) previously paid by FSP to GSPM under Clause 5.6.

5.9 Nothing herein shall constitute a statement, warranty or representation that FSP shall be or become entitled to any capital allowances in respect of any of its expenditure incurred or made under this Agreement.

6      VAT

6.1 All sums payable under this Agreement by FSP to GSPM or by GSPM to FSP shall be deemed to be exclusive of any VAT which is chargeable on the supply made by GSPM or FSP (as the case may be) for which such sums are (the whole or part of) the consideration for VAT purposes.

6.2 Where, pursuant to the terms of this Agreement, either party (the "SUPPLIER") makes a supply to the other party (the "RECIPIENT") for VAT purposes and VAT is chargeable on such supply, the Recipient shall pay to the Supplier (in addition to, and at the same time as providing, any other consideration for such supply) a sum equal to the amount of such VAT, and the Supplier shall on receipt of such payment immediately provide the Recipient with a valid tax invoice for VAT purposes.

6.3 If either party (the "PAYER") has paid any amount in respect of VAT under this Clause 6 to the other party (the "PAYEE") on the basis that:

              (i) the transaction in respect of which such amount was paid gave rise to a supply made by the Payee to the Payer for VAT purposes; and

              (ii)   such supply was a taxable supply for VAT purposes.

       and it subsequently transpires that no supply was made, or that such supply was not a taxable supply, for VAT purposes, the Payee shall forthwith repay such amount to the Payer and provide the Payer with an appropriate credit note for VAT purposes Provided That, if the Payee has already accounted to H M Customs & Excise for VAT in respect of the said transaction on the basis that such transaction gave rise to a taxable supply for VAT purposes, the Payee shall only be obliged to repay such amount to the Payer if and to the extent that it is able to obtain repayment or credit from H M Customs & Excise in respect of the VAT it has accounted to them, and in such a case, the Payee shall use all reasonable endeavours to obtain such repayment or credit from H M Customs & Excise, and the Payee shall only be obliged to repay such amount to the Payer as aforesaid within 3 Working Days following receipt by the Payee of the said repayment from H M Customs & Excise or 3 Working Days following the date on which the Payee has fully utilised the said credit (as the case may be).

6.4 Where either party (the "REIMBURSING PARTY") is required by the terms of this Agreement to reimburse the other party (the "OTHER PARTY") for the costs or expenses of any supplies made to the Other Party, the Reimbursing Party shall also at the same time pay and indemnify the Other Party against all VAT input tax incurred by the Other Party on such supplies save to the extent that the Other Party is entitled to repayment or credit in respect of such VAT input tax from H M Customs & Excise.


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7      OWNERSHIP OF FIT OUT

7.1 For the avoidance of doubt all Developer's Fit Out Works invoiced to or paid for by FSP shall, upon being attached to or built into the Building, become and remain the property of FSP and (if appropriate) a part of the Demised Premises and subject to the Lease.

7.2 The parties hereby acknowledge that no Goldman Sachs Group Company shall have any liability to, and no such Group Company shall, pay for any Developer's Fit Out Works which are implemented by FSP (or on its behalf) and that FSP shall have no liability to, and shall not, pay for any Tenant's Fit Out Works.

8      CDM REGULATIONS

8.1 GSPM acknowledges that it shall act as and shall be regarded as the only client for the purposes of the CDM Regulations in relation to the Developer's Fit Out Works and shall make the necessary declaration (in accordance with paragraph 4(4) of the CDM Regulations) to the Health and Safety Executive that it so acts.


8.2 GSPM shall comply with all its obligations as client under the CDM Regulations.

8.3 GSPM shall provide access to a copy of the Health and Safety Plan and the Health and Safety File as defined under the CDM Regulations to FSP throughout the duration of the Developer's Fit Out Works and on completion of the Developer's Fit Out Works shall deliver a copy of the Health and Safety File to FSP.


9      GUARANTEE OF PERFORMANCE OF GSPM'S OBLIGATIONS


9.1    COVENANTS BY GSGLP

       GSGLP in consideration of FSP entering into this Agreement at the request of GSGLP unconditionally and irrevocably agrees with and in favour of FSP, as a primary obligation, as follows:-

       9.1.1 that GSPM or GSGLP shall duly perform and observe all the obligations on the part of GSPM contained in this Agreement in the manner and at the times specified in it and (but not so as to provide the Developer with a greater claim than it would have enjoyed in such circumstances if GSGLP had instead been the Tenant) indemnifies FSP (with the intention of putting FSP in the same after-tax position it would have been in had the matter giving rise to the indemnification not arisen) against all claims, demands, losses, damages, liability, costs, fees and expenses whatsoever sustained by FSP by reason of, or arising in any way directly or indirectly out of, any default by GSPM in the performance and observance of any of its obligations.

       9.1.2 None of the following, or any combination of them, shall release, determine, discharge or in any way lessen or affect the liability of GSGLP as principal obligor under this Agreement or otherwise prejudice or affect the right of FSP to recover from GSGLP to the full extent of this guarantee:

              (a) any neglect, delay or forbearance of FSP in endeavouring to obtain payment of any of the amounts required to be paid by GSPM on in enforcing the performance or observance of any of the obligations of GSPM under this Agreement or the Agreement for Lease;

              (b)    any extension of time given by FSP to GSPM;

              (c) any variation of the terms of this Agreement or the Agreement for Lease or the transfer of FSP's interests in this Agreement;


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              (d)    any change in the constitution, structure or powers of
                     either GSPM, GSGLP or FSP or the liquidation, administration or bankruptcy (as the case may be) of either GSPM or GSGLP;

              (e) any legal limitation, or any immunity, disability or incapacity of GSPM (whether or not known to FSP) or the fact that any dealings with FSP by GSPM may be outside, or in excess of, the powers of GSPM;

              (f) any other act, omission, matter or thing whatsoever whereby, but for this provision GSGLP would be exonerated either wholly or partly (other than a release executed and delivered as a deed by FSP).

       9.3.3 GSGLP may not assign its rights nor delegate its obligations under this Guarantee, in whole or in part, without the prior written consent of FSP, and any purported assignment or delegation absent such consent is void, except for an assignment and delegation of all of the GSGLP's rights and obligations hereunder in whatever form GSGLP determines may be appropriate to a partnership, corporation, trust or other organisation in whatever form (the "Successor") that succeeds to all or substantially all of GSGLP's assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such delegation and assumption of obligations, and subject to FSP having received in a form reasonably satisfactory to FSP, a deed executed by the Successor (accompanied by a legal opinion from a reputable firm of lawyers confirming due execution) confirming to FSP that the Successor assumes all obligations of GSGLP under this Agreement, whether by operation of law or by virtue of such deed, GSGLP shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before of after such delegation and assumption.


10     GUARANTEE OF PERFORMANCE OF DEVELOPER'S OBLIGATIONS

10.1   COVENANTS BY ITOCHU

       Itochu in consideration of GSPM entering into this Agreement at the request of ltochu unconditionally and irrevocably agrees with and in favour of GSPM as a primary obligation, as follows:-

       10.1.1 that FSP or Itochu shall duly perform and observe all the obligations on the part of FSP contained in this Agreement in the manner and at the times specified in it and (but not so as to provide GSPM with a greater claim than it would have enjoyed in such circumstances if Itochu had been FSP) indemnifies GSPM (with the intention of putting GPSM in the same after-tax position it would have been in had the matter giving rise to the indemnification not arisen) against all claims, demands, losses damages, liability, costs fees and expenses whatsoever sustained by GSPM by reason of, or arising in any way directly or indirectly out of, any default by FSP in the performance and observance of any of its obligations and it is agreed that such obligations of Itochu shall survive any determination of this Agreement and any assignment of this Agreement by FSP;

       10.1.2 None of the following, or any combination of them, shall release, determine, discharge or in any way lessen or affect the liability of Itochu as principal obligor under this Agreement or otherwise prejudice or affect the right of GSPM to recover from Itochu to the full extent of this guarantee:-

              (a) any neglect delay or forbearance of GSPM in endeavouring to obtain payment of any of the amounts required to be paid by FSP or in enforcing the


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                     performance or observance of any of the obligations of FSP under this Agreement;

              (b)    any extension of time given by GSPM to FSP;

              (c) any variation of the terms of this Agreement or the Agreement for Lease or the transfer of GSPM interests in this Agreement;

              (d) any change in the constitution, structure or powers of either GSPM Itochu or FSP or the liquidation, administration or bankruptcy (as the case may be) or either FSP or Itochu;

              (e) any legal limitation, or any immunity, disability or incapacity of FSP (whether or not known to GSPM) or the fact that any dealings with GSPM by FSP may be outside, or in excess of, the powers of FSP;

              (f) any other act, omission, matter or thing whatsoever whereby, but for this provision, Itochu would be exonerated either wholly or partly (other than a release executed and delivered as a deed by GSPM).

11     CONFIDENTIALITY

       The provisions of Clause 31 of the Agreement for Lease shall (mutatis mutandis) apply to the provisions of this Agreement.

12     DISPUTES

       The provisions of Clause 32 of the Agreement for Lease shall (mutatis mutandis) apply to this Agreement.

13     NOTICES INCLUDING REQUESTS FOR PAYMENT/MEANING OF "ADDRESS"

       "Address" means the address of the party in question shown on the first page of this Agreement or such other address as the party in question may from time to time notify in writing to the other parties to this Agreement as being its address for service for the purposes of this Agreement.

13.1   DELIVERY OF NOTICES

       Any notice, approval, election or other communication given or made in accordance with this Agreement shall be in writing and shall be:

       13.1.1 sent by registered or recorded delivery post to the relevant party at such party's Address and, if so sent, shall be deemed to have been delivered, given or made on the date occurring 72 hours after the date it was sent

       13.3.2 shall be personally delivered to the relevant party at such party's Address as defined in this Clause and, if so delivered, shall be deemed to have been delivered, given or made on the date of delivery.

13.4   ADDRESSES FOR NOTICES

       13.4.1 Notices to the Tenant or GSPM shall be marked for the attention of The Facilities Manager - Goldman Sachs International at 133 Peterborough Court, London EC4A 2BB with a further copy to General Counsel Legal Department Goldman Sachs International at 133 Peterborough Court, London EC4A 2BB.

       13.3.2 Notices to FSP shall be marked for the attention of Managing Director JC No 3 (UK) Limited at c/o ITOCHU Europe PLC, International Press Centre Building, 76 Shoe Lane,


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              London EC4A 3JB with a further copy to General Counsel, Legal
              Department ITOCHU at 5-1, Kita-Aoyama 2-chome, Minato-Ku, Tokyo 107-8077, Japan.

       13.3.3 Notices to GSGLP shall be marked for the attention of General Counsel the Legal Department Goldman Sachs & Co., 85 Broad Street, New York New York 10004.

14     SUB-CONTRACTOR'S CERTIFICATE

       GSPM confirms that it will be applying for a certificate issued under section S561 of the Income and Corporation Taxes Act 1988 and will notify FSP if it does not hold such a certificate at the dates on which payments are to be made.

15     INTEREST ON LATE PAYMENTS

       If and so often as any of the sums payable hereunder by either party to the other shall be unpaid after becoming due and payable the party from whom such payment shall be due shall pay on demand interest on such unpaid sums from the due date until payment in cleared funds at the Prescribed Interest Rate.

16     PROPER LAW AND JURISDICTION

       This Agreement shall be governed by and construed in accordance in all respects with English law and the parties hereto hereby submit to the non-exclusive jurisdiction of the High Court of Justice of England in relation to any claim, dispute or difference which may arise hereunder and in relation to the enforcement of any judgment rendered pursuant to any such claim dispute or difference and, for the purpose of Order 10 Rule 3 of the Rules of the Supreme Court of England (or any modification or re-enactment thereof), the parties hereby irrevocable agrees that any process may be served on it by leaving a copy thereof at its address (as referred in to Clause [30] of the Agreement for Lease).

17     IMMUNITY FROM SUIT

       To the extent that any party is entitled to any right of immunity from any judicial proceedings, from the granting of any form of relief in any proceedings, from attachment of its property or assets, or from execution of judgment, on the ground of sovereignty diplomatic immunity or otherwise in respect of any matter arising out of or relating to its obligations under this Agreement, the parties each hereby and will irrevocably waive such right for the benefit of the other relevant parties and agree not to invoke such right and consent to the giving of any such relief or the issue of any such proceeding or proceeding or process of attachment or execution by the other relevant party.

18     INTEREST

       If and so often as any of the sums payable hereunder by either party to the other shall be unpaid after becoming due and payable the party from whom such payment shall be due shall pay on demand interest on such unpaid sums from the due date until payment in cleared funds at 2% above Base Rate.

19     TERMINATION

       This Agreement will automatically determine upon the determination for whatever reason of the Agreement for Lease but without prejudice to the rights of any party against another in respect of any antecedent breach.


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IN WITNESS whereof this document has been executed as a Deed the day and year first before written.



Executed as a Deed by
JC NO.3 (UK) LIMITED
acting by:



                                          Director  /s/ [signature]



                                          Director  /s/ [signature]




Executed as a Deed by
FLEET STREET SQUARE
MANAGEMENT LIMITED


acting by:



                                          Director  /s/ [signature]



                                          Director  /s/ [signature]




By


     Executive Vice President
     For and on behalf of ITOCHU CORPORATION

     /s/ [signature]




Executed as a Deed by
GOLDMAN SACHS PROPERTY
MANAGEMENT acting by:



                                          Director



                                          Director



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THE GOLDMAN SACHS GROUP, LP.
By the GOLDMAN SACHS CORPORATION





By

       Executive Vice President







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